Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-81141

Third Avenue Variable Series Trust

(the “Trust”)

Third Avenue Value Portfolio

Supplement dated December 1, 2022 to the
Statement of Additional Information (“SAI”) dated April 30, 2022

Effective December 1, 2022, the Board of Trustees of the Trust appointed John Canning as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. Accordingly, the information with respect to the Chief Compliance Officer and Anti-Money Laundering Officer in the “Principal Trust Officers” table under the section entitled “Trustees and Officers” on page 29 of the SAI of the Trust is hereby deleted in its entirety and replaced with the following:

Principal
		Term of Office	Occupation(s)
Name and Date	Position(s) Held	and Length of	During Past
of Birth	with Trust	Time Served	Five Years
John Canning Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE